UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 3, 2008, representatives of Helix Energy Solutions Group, Inc. (“Helix”) will make a presentation at the Lehman Brothers CEO Energy/Power Conference at the Sheraton New York Hotel and Towers in New York, New York. The presentation materials to be delivered at the conference are attached hereto as Exhibit 99.1 and incorporated by reference herein. The presentation materials will also be posted beginning on September 2, 2008 in the Presentations section under Investor Relations of Helix’s website, www.helixesg.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Forward-Looking Statements and Assumptions

          This Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included herein or incorporated herein by reference are forward-looking statements. Included among forward-looking statements are, among other things:

•
statements regarding our anticipated production volumes, results of exploration, exploitation, development, acquisition or operations expenditures, and current or prospective reserve levels with respect to any property or well, or the ability to replace oil and gas reserves;

•	statements related to commodity prices for oil and gas or with respect to the supply of and demand for oil and gas;

•	statements relating to our proposed acquisition, exploration, development and/or production of oil and gas properties, prospects or other interests and any anticipated costs related thereto;

•	statements regarding any financing transactions or arrangements, or ability to enter into such transactions;

•
statements relating to the construction or acquisition of vessels or equipment, including statements concerning the engagement of any engineering, procurement and construction contractor and any anticipated costs related thereto;

•	statements that our proposed vessels, when completed, will have certain characteristics or the effectiveness of such characteristics;

•	statements regarding projections of revenues, gross margin, expenses, capital costs, earnings or losses or other financial items;

•	statements regarding our business strategy, our business plans or any other plans, forecasts or objectives;

•	statements regarding any Securities and Exchange Commission (“SEC”) or other governmental or regulatory inquiry or investigation;

•	statements regarding anticipated legislative, governmental, regulatory, administrative or other public body actions, requirements, permits or decisions;

•	statements regarding anticipated developments, industry trends, performance or industry ranking;

•	statements related to the underlying assumptions related to any projection or forward-looking statement;

•	statements related to environmental risks, exploration and development risks, or drilling and operating risks;

•	statements related to the ability of the Company to retain key members of its senior management and key employees;

•	statements regarding general economic or political conditions, whether international, national or in the regional and local market areas in which we do business; and

•	any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy,” “predict,” “envision,” “hope,” “intend,” “will,” “continue,” “may,” “potential,” “achieve,” “should,” “could” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. Forward-looking statements are only as of the date they are made, and other than as required under the securities laws, we assume no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.

Reconciliation of Non-GAAP Financial Measures

In addition to net income, we evaluate our financial performance based on other factors, one primary measure of which is earnings before net interest expense, taxes, depreciation, amortization and exploration expenses (adjusted EBITDAX). We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, exploration expense. Further, we reduce adjusted EBITDAX for the minority interest in Cal Dive International, Inc. that we do not own. Adjusted EBITDAX margin is defined as adjusted EBITDAX divided by net revenues. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to income from operations, net income and other income data included in our reported results prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

The Reconciliation of Non-GAAP Measures related to the presentation materials to be delivered at the conference are attached hereto as Exhibit 99.2 and incorporated by reference herein. The Reconciliation of Non-GAAP Measures will also be posted in the Investor Relations section of Helix’s website, www.helixesg.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Lehman Brothers CEO Energy/Power Conference Presentation.

99.2	Reconciliation of Non-GAAP Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2008

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Anthony Tripodo
Anthony Tripodo Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Lehman Brothers CEO Energy/Power Conference Presentation.

99.2	Reconciliation of Non-GAAP Measures.